EXHIBIT 10 (z)

                       AMENDMENT NO. 2 TO LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT

         THIS AMENDMENT NO. 2 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Agreement") is made and entered into as of this 10th day of December, 1995 among:

         DATA GENERAL CORPORATION, a Delaware corporation ("Borrower"), NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, THE BANK OF NEW YORK and FLEET BANK OF MASSACHUSETTS, N.A. (each individually, a "Lender" and collectively, the "Lenders"); and

         NATIONSBANK  OF  TEXAS,  NATIONAL   ASSOCIATION,   a  national  banking
association, in its capacity as agent for the Lenders (in such capacity, the "Agent");

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower, the Lenders and the Agent have entered into a Letter of Credit and Reimbursement Agreement dated as of December 21, 1994, as amended by Amendment No. 1 to Letter of Credit and Reimbursement Agreement dated as of October 5, 1995 among the Borrower, the Lenders and the Agent and as hereby amended (as amended, the "Credit Agreement"), pursuant to which the Lenders agreed to issue certain letters of credit on behalf of the Borrower; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit
Agreement.

         2. Amendment. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) The definitions of "Commitment Termination Date" and "Consolidated Tangible Net Worth" shall be amended and restated in their entirety to read as follows:

                           "Commitment  Termination  Date" means the earliest to
                  occur of (i) December 18, 1996 (364 days after the initial Commitment Termination Date following the Closing Date prior to amendment hereby pursuant to Amendment No. 2 to Letter of Credit and Reimbursement Agreement dated as of December 10, 1995 among all parties hereto), or



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                  (ii) the date of termination of Lenders'  obligations pursuant to Section 8.01 hereof upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Letter of Credit Facility by causing all Obligations of the Borrower to NationsBank and the Lenders to be Fully Satisfied and terminating all obligations of NationsBank and the Lenders with respect to Letters of Credit and Participations;

                           "Consolidated  Net  Worth"  means,  at any time as of
                  which the amount thereof is to be determined, Consolidated Shareholders' Equity less the effect of any amount in the foreign exchange cumulative translation adjustment account as disclosed on the consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 5.01(e)(i) hereof and to be delivered under Section 6.01 hereof, all as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

                  (b) Section 7.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           7.03 Consolidated Net Worth. Permit at any Determination Date the Consolidated Net Worth to be less than
                  (a) $250,000,000 as at December 31, 1995 and (b) as at each succeeding Determination Date, the sum of (i) the amount of Consolidated Net Worth required to be maintained pursuant to this Section 7.03 as at the end of the immediately preceding Fiscal Quarter, plus (ii) 50% of cumulative Consolidated Net Income calculated for the Fiscal Quarter ending on such Determination Date ("Minimum Consolidated Net Worth"); provided, however, in no event shall such Minimum Consolidated Net Worth be decreased as a result of any net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) during any Fiscal Quarter.

         3. Amendment Fee. The Borrower shall pay to the Agent for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee (the "Facility Fee") equal to the product of the Total Letter of Credit Commitment multiplied by 1/8 of 1% (.125%).

         4. Effectiveness. This Agreement shall become effective as of the date hereof upon receipt by the Agent of (a) seven fully executed copies of this Agreement (which may be signed in counterparts) and (b) payment in full of the Facility Fee to be held by the Agent for the pro rata benefit of the Lenders.




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         5.       Representations and Warranties.  In order to induce the
Agent and the Lender to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lender as follows:

                  (a) The  representations  and  warranties  made by Borrower in
         Article V of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 5.01(e)(i) of the Credit Agreement shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section
         6.01 of the Credit Agreement;

                  (b)  There  has  been  no  material   adverse  change  in  the
         condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 6.01(a) of the Credit Agreement, other than changes in the ordinary course of business;

                  (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lenders under Section 6.01(a) of the Credit Agreement, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of the Borrower under the Credit Agreement, either immediately or with the lapse of time or the giving of notice, or both.

         6. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Letter of Credit Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original



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as against any party whose  signature  appears  thereon,  and all of which shall together constitute one and the same instrument.

         9. Governing Law. This Agreement shall in all respects be governed by the laws and judicial decisions of the State of New
York.

         10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. Credit Agreement. All references in any of the Letter of Credit Documents to the Credit Agreement shall mean the Credit
Agreement as amended hereby.

                            [Signature page follows.]




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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWER:


                                       DATA GENERAL CORPORATION
                                       By:
                                       Name:
                                       Title:




                                       LENDERS:

                                       NATIONSBANK OF TEXAS, NATIONAL
                                       ASSOCIATION
                                       By:
                                       Name:
                                       Title:



                                       THE BANK OF NEW YORK
                                       By:
                                       Name:
                                       Title:



                                       FLEET BANK OF MASSACHUSETTS, N.A.
                                       By:
                                       Name:
                                       Title:


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                                        AGENT:

                                        NATIONSBANK OF TEXAS, NATIONAL
                                        ASSOCIATION as Agent for the Lenders
                                        By:
                                        Name:
                                        Title: